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                                                                   EXHIBIT 23.5

                  CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 27, 1995, included in the Joint Proxy Statement of Ensys Environmental Products, Inc. and Strategic Diagnostics Inc. that is made a part of the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of Ensys Environmental Products, Inc. dated December 9, 1996.

                                                  /s/ ERNST & YOUNG LLP
                                                  -----------------------------
                                                  Ernst & Young LLP

Philadelphia, Pennsylvania
December 9, 1996